UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 21, 2005

LADISH CO., INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23539	31-1145953
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

5481 S. Packard Avenue Cudahy, Wisconsin 53110

(Address of principal executive offices, including zip code)

(414) 747-2611
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

        On November 21, 2005 the Company issued a press release announcing that it has acquired the Polish forging company HSW-Zaklad Kuznia Matrycowa located in Stalowa Wola, Poland.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None.

(b)	None.

(c)	Exhibits.

99(a)	November 21, 2005 Press Release

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

LADISH CO., INC	Date: November 21, 2005

By: /s/ Wayne E. Larsen
             Wayne E. Larsen
              Vice President Law/Finance & Secretary

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